UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: Preferred and Corporate Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Preferred and Corporate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 - Report to Stockholders

              Preferred and Corporate Income Strategies Fund, Inc. Preferred Income Strategies Fund, Inc.

Semi-Annual Reports
April 30, 2005

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if each Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of April 30, 2005

                                                                      Percent of
Preferred and Corporate Income                                          Total
Strategies Fund, Inc.'s Asset Mix                                    Investments
--------------------------------------------------------------------------------
Capital Trusts .....................................................    38.5%
Corporate Bonds ....................................................    21.3
Preferred Stocks ...................................................    16.7
Real Estate Investment Trusts ......................................    15.1
Trust Preferreds ...................................................     7.5
Other* .............................................................     0.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and options.

                                                                      Percent of
Preferred Income Strategies Fund, Inc.'s                                Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Capital Trusts .....................................................    35.4%
Preferred Stocks ...................................................    23.1
Real Estate Investment Trusts ......................................    16.8
Corporate Bonds ....................................................    16.2
Trust Preferreds ...................................................     7.2
Other* .............................................................     1.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and options.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       SEMI-ANNUAL REPORTS       APRIL 30, 2005

A Letter From the President

Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                      6-month         12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +3.28%          + 6.34%
------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%          + 4.71%
------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +8.71%          +14.95%
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%          + 5.26%
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%          + 6.81%
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%          + 6.92%
------------------------------------------------------------------------------------------------

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                   Sincerely,


                                   /s/ Robert C. Doll, Jr.

                                   Robert C. Doll, Jr.
                                   President and Director


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                               3

A Discussion With Your Funds' Portfolio Managers

      The Funds considerably outperformed their benchmark during the period, benefiting from a substantial underweight in U.S. agency securities and a relatively short duration in an environment of modestly rising interest rates.

Describe the market and economic environment during the period.

The Federal Reserve Board (the Fed) raised short-term interest rates in four increments of .25% during the six-month period. The target federal funds rate stood at 2.75% at April 30, 2005, and was raised once more to 3% shortly after period-end. As short-term interest rates rose more than long-term rates, the yield curve continued to flatten. The spread between two-year and 10-year Treasury notes was 55 basis points (.55%) at period-end, compared to 149 basis points six months earlier. The yield on the 10-year Treasury note increased from 4.05% on October 31, 2004, to 4.21% at period-end.

Record-high oil prices and strong gross domestic product (GDP) growth led to increased fears of inflation. GDP grew at an annualized rate of 3.8% in the fourth quarter of 2004 and 4.4% for 2004 as a whole, but slowed to a revised 3.5% in the first quarter of 2005. Led by the 21.1% rise in energy costs, the Consumer Price Index (CPI) climbed at a seasonally adjusted annualized rate of 4.3% during the first quarter of 2005, up a percentage point from the 3.3% increase for all of 2004. However, the annualized rise in food prices was just 1.3% during the quarter. Therefore, excluding food and energy costs, the CPI advanced at a seasonally adjusted annualized rate of 3.3% for the quarter.

      Preferred and Corporate Income Strategies Fund, Inc.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, the Common Stock of Preferred and Corporate Income Strategies Fund, Inc. had net annualized yields of 8.63% and 9.50%, based on a period-end per share net asset value of $23.38 and a per share market price of $21.22, respectively, and $1.00 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.21%, based on a change in per share net asset value from $23.69 to $23.38, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned -.50%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +.83% and +.90%, respectively.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Fund's relative performance over the past six months benefited primarily from its significant underweight position in U.S. agency securities (Federal National Mortgage Association or "Fannie Mae" and Federal Home Loan Mortgage Corporation or "Freddie Mac"), as the prices of these issues declined amid investors' concerns about accounting irregularities and the uncertainty regarding the possibility of increased oversight of the agencies by the federal government. Additionally, the portfolio's relatively short duration versus the benchmark enhanced performance as interest rates moved slightly higher during the period. (The market values of fixed income securities with shorter durations are less sensitive to changes in interest rates.)

What changes were made to the portfolio during the period?

We reduced the portfolio's duration -- which already was shorter than that of its benchmark -- by approximately six months, in keeping with our view that the Fed will continue to raise short-term interest rates gradually, forcing longer-term rates to rise further. Additionally, we took advantage of the weakness in U.S. agency securities by increasing our exposure and effectively reducing the Fund's underweight in that sector. We also significantly decreased our exposure to the banking sector and slightly trimmed our holdings in $25 par retail preferred securities. We reduced our position in corporate bonds and reinvested the proceeds into preferred securities in an effort to increase the Fund's yield. These changes resulted in a slight improvement in the portfolio's average credit quality. We also reinvested our cash into floating rate preferred securities. The yields on these assets will move in concert with borrowing costs. We hedged approximately 20% of the Fund's Auction Market Preferred Stock


4       SEMI-ANNUAL REPORTS       APRIL 30, 2005

("AMPS") in this manner. AMPS are adjustable rate preferred stocks for which the dividends are determined in an auction.

We used net asset value (NAV) hedges to shorten the portfolio's duration in an effort to reduce the risk of loss in value associated with rising interest rates. Among the hedges we implemented were pay-fixed interest rate swaps, in which we entered into agreements to pay a fixed rate of interest and receive variable interest payments in return. During the period, a majority of the Fund's competitors decreased their dividends because of rising short-term interest rates. The gains associated with the current hedges were invested back into the Fund, allowing the Fund to meet its monthly dividend distribution during the past six months.

Finally, in another hedging strategy, we purchased default protection on our holdings in General Motors Corporation (GM) and Ford Motor Company. The price of GM's securities declined in April after rating agencies Moody's and Standard & Poor's downgraded the company's credit rating to the lowest quality on the investment grade scale. Ford's bonds also fell sharply in April after Standard & Poor's issued a negative credit outlook for the company. Standard & Poor's subsequently cut its rating for each company's fixed income securities to below investment grade on May 5.

How would you characterize the Fund's position at the close of the period?

We have positioned the Fund in an effort to limit the impact on its net asset value from the downside risks associated with rising interest rates. We maintain our focus on the financial sector. Our largest absolute weightings at the end of the period were in banking (despite a reduction of our position in that sector) and insurance issues, which collectively comprised approximately 34% of the Fund's net assets. The portfolio is well diversified among issuers, and we intend to maintain the diversification of our holdings across issuers and sectors.

At April 30, 2005, the Fund was approximately 36% leveraged. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, the portfolio carried an average credit rating of Baa1 from Moody's, up marginally from the Baa2 rating at the beginning of the period.

      Preferred Income Strategies Fund, Inc.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, the Common Stock of Preferred Income Strategies Fund, Inc. had net annualized yields of 8.67% and 9.53%, based on a period-end per share net asset value of $23.27 and a per share market price of $21.15, respectively, and $1.00 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.66%, based on a change in per share net asset value from $23.48 to $23.27, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned -.50%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +.83% and +.90%, respectively.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Fund's relative performance over the past six months benefited primarily from its significant underweight position in U.S. agency securities (Federal National Mortgage Association or "Fannie Mae" and Federal Home Loan Mortgage Corporation or "Freddie Mac"), as the prices of these issues declined amid investors' concerns about accounting irregularities and the uncertainty regarding the possibility of increased oversight of the agencies by the federal government. Additionally, the portfolio's relatively short duration versus the benchmark enhanced performance as interest rates moved slightly higher during the period. (The market values of fixed income securities with shorter durations are less sensitive to changes in interest rates.)


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                               5

A Discussion With Your Funds' Portfolio Managers (concluded)

What changes were made to the portfolio during the period?

We reduced the portfolio's duration -- which already was shorter than that of its benchmark -- by approximately six months, in keeping with our view that the Fed will continue to raise short-term interest rates gradually, forcing longer-term rates to rise further. Additionally, we took advantage of the weakness in U.S. agency securities by increasing our exposure and effectively reducing the Fund's underweight in this sector. We also reinvested our cash into floating rate preferred securities. The yields on these assets will move in concert with borrowing costs. We hedged approximately 20% of the Fund's Auction Market Preferred Stock ("AMPS") in this manner. AMPS are adjustable rate preferred stocks for which the dividends are determined in an auction. Consequently, the Fund was fully invested at the end of the period.

We used net asset value (NAV) hedges to shorten the portfolio's duration in an effort to reduce the risk of loss in value associated with rising interest rates. Among the hedges we implemented were pay-fixed interest rate swaps, in which we entered into agreements to pay a fixed rate of interest and receive variable interest payments in return. In addition to hedging the Fund's NAV, the borrowing costs of the Fund continued to be hedged. During the period, a majority of the Fund's competitors decreased their dividends because of rising short-term interest rates. Our hedging strategy benefited Fund performance in the prevailing environment, allowing the Fund to meet its monthly dividend distribution during the past six months. In fact, the Fund earned more income than it was required to distribute, which was placed in reserve to benefit shareholders at a future time. We believe this should enable the Fund to maintain its current dividend distribution rate in the near term.

Finally, in another hedging strategy, we purchased default protection on our holdings in General Motors Corporation and Ford Motor Company. The price of GM's securities declined in April after rating agencies Moody's and Standard & Poor's downgraded the company's credit rating to the lowest quality on the investment grade scale. Ford's bonds also fell sharply in April after Standard & Poor's issued a negative credit outlook for the company. Standard & Poor's subsequently cut its rating for each company's fixed income securities to below investment grade on May 5.

How would you characterize the Fund's position at the close of the period?

We have positioned the Fund in an effort to protect its net asset value from the downside risks associated with rising interest rates. We maintain our focus on the financial sector, as our largest absolute weightings at the end of the period were in banking and insurance issues, which comprised approximately 38% of the Fund's net assets. The portfolio is well diversified among issuers, and we intend to maintain the diversification of our holdings across issuers and sectors.

At April 30, 2005, the Fund was approximately 36% leveraged. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, the portfolio carried an average credit rating of Baa1 from Moody's, unchanged from the rating at the beginning of the period.

John Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

May 26, 2005


6       SEMI-ANNUAL REPORTS       APRIL 30, 2005

Schedule of Investments
     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

Preferred Securities

                             Face
Industry+                  Amount   Capital Trusts                                                              Value
==========================================================================================================================
Commercial            $ 2,000,000   Cullen Frost Cap Trust I, 4.46% due 3/01/2034 (a)                       $    2,063,130
Banks--12.6%            1,835,000   Danske Bank A/S, 5.914% (a)(b)(c)                                            1,958,763
                        8,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (c)                           9,922,680
                        5,000,000   First Chicago NBD Institutional Capital I, 3.76% due 2/01/2027 (a)           4,805,095
                          400,000   Firstar Capital Trust I Series B, 8.32% due 12/15/2026                         452,552
                        3,000,000   Hubco Capital Trust I Series B, 8.98% due 2/01/2027                          3,327,015
                        1,500,000   Hubco Capital Trust II Series B, 7.65% due 6/15/2028 (c)                     1,545,000
                        3,500,000   Mizuho JGB Investment LLC, 9.87% (a)(b)(c)                                   4,001,354
                        2,000,000   SB Treasury Co. LLC, 9.40% (a)(b)(c)                                         2,259,336
                                                                                                            --------------
                                                                                                                30,334,925
==========================================================================================================================
Diversified             3,000,000   Farm Credit Bank of Texas Series 1, 7.561% (a)(b)                            3,395,250
Financial
Services--1.4%
==========================================================================================================================
Electric                2,000,000   Avista Capital Trust III, 6.50% due 4/01/2034 (a)                            2,041,484
Utilities--2.8%         2,500,000   SWEPCO Capital I, 5.25% due 10/01/2043 (a)                                   2,500,183
                        2,000,000   Southern Co. CAP Trust I, 8.19% due 2/01/2037                                2,176,456
                                                                                                            --------------
                                                                                                                 6,718,123
==========================================================================================================================
Gas Utilities--4.1%     9,000,000   AGL Capital Trust I Series B, 8.17% due 6/01/2037                            9,941,310
==========================================================================================================================
Insurance--27.6%        6,990,000   AON Corp., 8.205% due 1/01/2027                                              8,077,197
                        8,510,000   Ace Capital Trust II, 9.70% due 4/01/2030                                   11,491,896
                        9,000,000   Axa, 8.60% due 12/15/2030                                                   12,013,317
                        9,110,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (c)                            9,624,806
                        6,000,000   Mangrove Bay Pass-Through Trust, 6.102% due 7/15/2033 (a)(c)                 6,077,220
                       10,000,000   Markel Capital Trust I Series B, 8.71% due 1/01/2046                        10,994,080
                          915,000   Oil Casualty Insurance Ltd., 8% due 9/15/2034 (c)                              966,699
                        2,000,000   Oil Insurance Ltd., 5.15% due 8/15/2033 (a)(c)                               2,020,260
                        5,000,000   QBE Insurance Group Ltd., 5.647% due 7/01/2023 (a)(c)                        5,030,080
                                                                                                            --------------
                                                                                                                66,295,555
==========================================================================================================================
Multi-Utilities &       1,200,000   Dominion Capital Trust I, 7.83% due 12/01/2027                               1,334,196
Unregulated Power--
0.6%
==========================================================================================================================
Oil & Gas--4.6%         2,000,000   KN Capital Trust III, 7.63% due 4/15/2028                                    2,249,616
                        8,000,000   Pemex Project Funding Master Trust, 7.375% due 12/15/2014                    8,692,000
                                                                                                            --------------
                                                                                                                10,941,616
==========================================================================================================================
Thrifts & Mortgage      1,465,000   Dime Capital Trust I Series A, 9.33% due 5/06/2027                           1,670,367
Finance--7.9%           6,735,000   Greenpoint Capital Trust I, 9.10% due 6/01/2027                              7,689,248
                          760,000   ML Capital Trust I, 9.875% due 3/01/2027                                       854,641
                        5,900,000   Sovereign Capital Trust, 9% due 4/01/2027                                    6,597,575
                        2,000,000   Webster Capital Trust I, 9.36% due 1/29/2027 (c)                             2,262,196
                                                                                                            --------------
                                                                                                                19,074,027
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Capital Trusts (Cost--$138,625,767)--61.6%            148,035,002
==========================================================================================================================

                           Shares
                             Held   Preferred Stocks
==========================================================================================================================
Capital                    24,000   Goldman Sachs Group, Inc. Series A, 3.91%                                      600,480
Markets--3.3%             280,000   Lehman Brothers Holdings, Inc., 6.50%                                        7,448,000
                                                                                                            --------------
                                                                                                                 8,048,480
==========================================================================================================================
Commercial Banks--        104,800   Banco Santander Central Hispano SA, 6.41%                                    2,660,243
2.4%                       34,687   First Republic Bank, 6.25%                                                     875,847
                            1,176   First Tennessee Bank NA, 3.90% (c)                                           1,173,060
                           42,000   Provident Financial Group, Inc., 7.75%                                       1,161,300
                                                                                                            --------------
                                                                                                                 5,870,450
==========================================================================================================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                               7

     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

      Preferred Securities (continued)

                           Shares
Industry+                    Held   Preferred Stocks                                                            Value
==========================================================================================================================
Diversified                80,000   Cobank ACB, 7%                                                          $    4,425,440
Financial
Services--1.8%
==========================================================================================================================
Electric                   20,000   Duquesne Light Co., 6.50%                                                    1,057,600
Utilities--1.5%            36,000   Pacific Gas & Electric Co. Series A, 6%                                        916,200
                           16,100   Southern California Edison Co., 5.349%                                       1,624,591
                                                                                                            --------------
                                                                                                                 3,598,391
==========================================================================================================================
Gas Utilities--3.6%       320,000   Southern Union Co., 7.55%                                                    8,560,000
==========================================================================================================================
Insurance--1.3%           120,000   ACE Ltd. Series C, 7.80%                                                     3,165,600
==========================================================================================================================
Thrifts & Mortgage        305,000   Fannie Mae, 7%                                                              16,937,047
Finance--7.2%               6,000   Fannie Mae Series L, 5.125%                                                    270,000
                                                                                                            --------------
                                                                                                                17,207,047
==========================================================================================================================
Wireless                    9,720   Centaur Funding Corp., 9.08%                                                13,115,925
Telecommunication
Services--5.5%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Preferred Stocks (Cost--$58,822,712)--26.6%            63,991,333
==========================================================================================================================

                                    Real Estate Investment Trusts
==========================================================================================================================
Real Estate                76,000   AMB Property Corp. Series M, 6.75%                                           1,928,120
Investment                 63,800   Alexandria Real Estate Equities, Inc. Series C, 8.375%                       1,697,080
Trusts--24.2%              72,800   BRE Properties Series C, 6.75%                                               1,820,000
                          400,000   CBL & Associates Properties, Inc. Series C, 7.75%                           10,500,000
                          400,000   CarrAmerica Realty Corp. Series E, 7.50%                                    10,376,000
                          180,000   Developers Diversified Realty Corp., 7.375%                                  4,552,200
                           90,000   Duke Realty Corp. Series K, 6.50%                                            2,232,000
                              610   First Industrial Realty Trust, Inc., 6.236%                                    614,194
                          425,000   HRPT Properties Trust Series B, 8.75%                                       11,288,000
                          192,000   Health Care Property Investors, Inc. Series F, 7.10%                         4,894,080
                           44,000   Health Care REIT, Inc. Series F, 7.625%                                      1,104,127
                          120,000   iStar Financial, Inc. Series I, 7.50%                                        3,000,000
                                    PS Business Parks, Inc.:
                           18,400         Series K, 7.95%                                                          483,920
                           16,000         Series M, 7.20%                                                          400,000
                           80,000   Public Storage, Inc. Series X, 6.45%                                         1,964,000
                           14,800   Regency Centers Corp., 7.25%                                                   380,175
                           36,800   Vornado Realty Trust Series E, 7%                                              938,400
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Real Estate Investment Trusts
                                    (Cost--$57,028,750)--24.2%                                                  58,172,296
==========================================================================================================================

                             Face
                           Amount   Trust Preferreds
==========================================================================================================================
Aerospace &           $ 2,050,000   RC Trust I, 7% due 5/15/2006                                                 2,107,658
Defense--0.9%
==========================================================================================================================
Electric                4,060,000   Comed Financing III, 6.35% due 3/15/2033                                     4,343,473
Utilities--1.8%
==========================================================================================================================
Gas Utilities--4.4%    10,000,000   Southwest Gas Capital II, 7.70% due 9/15/2043                               10,680,835
==========================================================================================================================
Insurance--2.6%         4,000,000   ABN AMRO North America Capital Funding Trust II, 3.065% (a)(b)(c)            3,917,812
                        2,250,000   Lincoln National Capital VI Series F, 6.75% due 9/11/2052                    2,303,314
                                                                                                            --------------
                                                                                                                 6,221,126
==========================================================================================================================


8       SEMI-ANNUAL REPORTS       APRIL 30, 2005

     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

Preferred Securities (concluded)

                             Face
Industry+                  Amount   Trust Preferreds                                                            Value
==========================================================================================================================
Thrifts & Mortgage    $ 5,500,000   Countrywide Financial Corp., 1.50% due 4/01/2033                        $    5,534,543
Finance--2.3%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Trust Preferreds (Cost--$27,652,215)--12.0%            28,887,635
==========================================================================================================================
                                    Total Investments in Preferred Securities (Cost--$282,129,444)--124.4%     299,086,266
==========================================================================================================================

                                    Corporate Bonds
==========================================================================================================================
Automobiles--6.4%      10,000,000   DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                       11,420,170
                        5,000,000   General Motors Corp., 7.70% due 4/15/2016                                    3,950,660
                                                                                                            --------------
                                                                                                                15,370,830
==========================================================================================================================
Containers &            5,000,000   Sealed Air Corp., 6.875% due 7/15/2033 (c)                                   5,539,650
Packaging--2.3%
==========================================================================================================================
Diversified             3,000,000   General Motors Acceptance Corp., 8% due 11/01/2031                           2,524,311
Financial               5,000,000   Sigma Finance Corp., 5.768% due 8/15/2011 (e)                                5,000,000
Services--3.1%                                                                                              --------------
                                                                                                                 7,524,311
==========================================================================================================================
Diversified             5,000,000   France Telecom SA, 8.75% due 3/01/2031                                       6,769,165
Telecommunication       5,000,000   Sprint Capital Corp., 8.75% due 3/15/2032                                    6,723,395
Services--5.6%                                                                                              --------------
                                                                                                                13,492,560
==========================================================================================================================
Electric                5,000,000   Energy East Corp., 6.75% due 9/15/2033                                       5,680,345
Utilities--2.4%
==========================================================================================================================
Foreign Government      7,032,000   Mexico Government International Bond, 5.875% due 1/15/2014                   7,102,320
Obligations--3.0%
==========================================================================================================================
Media--8.5%             3,000,000   Comcast Corp., 7.05% due 3/15/2033                                           3,505,989
                        8,000,000   Liberty Media Corp., 8.25% due 2/01/2030                                     8,169,800
                        2,000,000   TCI Communications, Inc., 8.75% due 8/01/2015                                2,550,666
                        5,000,000   Time Warner, Inc., 7.625% due 4/15/2031                                      6,092,990
                                                                                                            --------------
                                                                                                                20,319,445
==========================================================================================================================
Wireless                5,000,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031                            6,818,770
Telecommunication
Services--2.8%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Corporate Bonds (Cost--$78,976,091)--34.1%             81,848,231
==========================================================================================================================

                                    Short-Term Securities
==========================================================================================================================
U.S. Government         3,600,000   Fannie Mae, 2.70% due 5/09/2005 (d)                                          3,598,110
Obligations*--1.5%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Short-Term Securities (Cost--$3,598,110)--1.5%          3,598,110
==========================================================================================================================

                        Number of
                        Contracts   Put Options Purchased
==========================================================================================================================
                              200   U.S. Treasury Bond Future, expiring May 2005 at $107, Broker
                                    Greenwich Capital Markets, Inc.                                                  3,125
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Put Options Purchased
                                    (Premiums Paid--$56,998)--0.0%                                                   3,125
==========================================================================================================================
Total Investments (Cost--$364,760,643**)--160.0%                                                               384,535,732

Liabilities in Excess of Other Assets--(3.2%)                                                                   (7,689,754)

Preferred Stock, at Redemption Value--(56.8%)                                                                 (136,540,868)
                                                                                                            --------------
Net Assets Applicable to Common Stock--100.0%                                                               $  240,305,110
                                                                                                            ==============


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                               9

     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
* Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost, including options ........................   $366,306,164
                                                                   ============
      Gross unrealized appreciation ............................   $ 20,909,245
      Gross unrealized depreciation ............................     (2,679,677)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 18,229,568
                                                                   ============

(a)   Floating rate note.
(b)   The security is a perpetual bond and has no definite maturity date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e) Restricted securities as to resale, representing 2.1% of net assets, were as follows:

                                                  Acquisition
      Issue                                          Date         Cost          Value
      ----------------------------------------------------------------------------------
      Sigma Finance Corp., 5.768% due 8/15/2011    2/13/2004   $ 5,000,000   $ 5,000,000
      ----------------------------------------------------------------------------------

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      ---------------------------------------------------------------------------------------
                                                                      Net           Interest
      Affiliate                                                     Activity         Income
      ---------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $ (1,944,332)   $    22,487
      ---------------------------------------------------------------------------------------

      Swaps outstanding as of April 30, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Unrealized
                                                                                                   Notional         Appreciation
                                                                                                    Amount         (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on General Motors Corp. and pay 4.70%
       Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2010                                                                        $  5,000,000       $    688,570

      Bought credit default protection on Ford Motor Credit Company and pay 2.73%
       Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2010                                                                        $  2,500,000            192,693

      Bought credit default protection on Ford Motor Credit Company and pay 5.70%
       Broker, Lehman Brothers Special Finance
       Expires June 2010                                                                         $  1,250,000             22,426

      Bought credit default protection on General Motors Acceptance Corporation and pay 6.90%
       Broker, Lehman Brothers Special Finance
       Expires June 2010                                                                         $  1,250,000            (30,581)

      Sold credit default protection on Ford Motor Credit Company and receive 5.25%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $  1,250,000            (44,655)

      Sold credit default protection on General Motors Acceptance Corporation and receive 6.375%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $  1,250,000              6,063

      Bought credit default protection on General Motors Corp. and pay 4.60%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $  3,000,000            184,488

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.846% Broker, UBS Warburg
       Expires July 2010                                                                         $ 40,000,000           (894,520)


10      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Schedule of Investments (concluded)
     Preferred and Corporate Income Strategies Fund, Inc.      (in U.S. dollars)

Swaps outstanding as of April 30, 2005 (concluded):

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Unrealized
                                                                                                   Notional         Appreciation
                                                                                                    Amount         (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.1275% Broker, Deutsche Bank AG London
       Expires February 2012                                                                     $ 50,000,000       $   (605,665)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 4.14%
       Broker, Lehman Brothers Special Finance
       Expires February 2012                                                                     $ 50,000,000           (568,348)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.683% Broker, Morgan Stanley Capital Services, Inc.
       Expires January 2015                                                                      $  4,720,000             32,696

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.604% Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2015                                                                         $110,000,000         (8,479,900)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.051% Broker, JPMorgan Chase Bank
       Expires June 2015                                                                         $ 40,000,000         (1,315,360)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.085% Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2020                                                                        $ 33,500,000            983,825

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.26405% Broker, Morgan Stanley Capital Services, Inc.
       Expires July 2025                                                                         $ 20,520,000           (838,057)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.258% Broker, Morgan Stanley Capital Services, Inc.
       Expires September 2025                                                                    $102,500,000         (3,779,073)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.256% Broker, Morgan Stanley Capital Services, Inc.
       Expires January 2035                                                                      $ 14,100,000            607,046

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.225% Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2035                                                                        $ 60,500,000          2,315,585
      ---------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                         $(11,522,767)
                                                                                                                    ============

      Financial futures contracts sold as of April 30, 2005 were as follows:

      ----------------------------------------------------------------------------------
      Number of                                                              Unrealized
      Contracts           Issue               Expiration Date  Face Value   Depreciation
      ----------------------------------------------------------------------------------
         198     10-Year U.S. Treasury Notes     June 2005     $21,798,010  $  (263,521)
         200     30-Year U.S. Treasury Bonds     June 2005     $22,416,042     (552,708)
      ----------------------------------------------------------------------------------
      Total                                                                 $  (816,229)
                                                                            ===========

      See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              11

Schedule of Investments
     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Preferred Securities

                             Face
Industry+                  Amount   Capital Trusts                                                              Value
==========================================================================================================================
Commercial            $12,035,000   ABN AMRO North America Holding Preferred Capital Repackaging Trust I,
Banks--20.5%                        6.523% (a)(b)(c)                                                        $   13,113,384
                       11,000,000   Abbey National Capital Trust I, 8.963% (b)(c)                               15,537,764
                        2,000,000   Bank One Capital III, 8.75% due 9/01/2030                                    2,688,836
                        1,000,000   Chase Capital I Series A, 7.67% due 12/01/2026 (a)                           1,089,368
                       16,455,000   Chase Capital II Series B, 3.71% due 2/01/2027 (b)                          15,466,482
                        7,225,000   Danske Bank A/S, 5.914% (a)(b)(c)                                            7,712,297
                       34,000,000   Dresdner Funding Trust I, 8.151% due 6/30/2031 (a)                          42,171,390
                        1,600,000   Firstar Capital Trust I Series B, 8.32% due 12/15/2026                       1,810,206
                        2,000,000   HSBC America Capital Trust I, 7.808% due 12/15/2026 (a)                      2,181,036
                       15,835,000   HSBC Capital Funding LP/Jersey Channel Islands, 10.176% (a)(b)(c)           24,741,253
                       12,275,000   Hubco Capital Trust II Series B, 7.65% due 6/15/2028 (a)                    12,643,250
                          998,000   JPM Capital Trust I, 7.54% due 1/15/2027 (a)                                 1,072,820
                        2,000,000   Lloyds TSB Bank Plc, 6.90% (c)                                               2,069,200
                        8,500,000   Mizuho JGB Investment LLC, 9.87% (a)(b)(c)                                   9,717,574
                       18,470,000   Nationsbank Cap Trust III, 3.691% due 1/15/2027 (b)                         17,748,673
                          970,000   RBS Capital Trust I, 4.709% (b)(c)                                             935,290
                        2,000,000   Republic New York Corp., 7.53% due 12/04/2026                                2,152,200
                        5,000,000   SB Treasury Co. LLC, 9.40% (a)(b)(c)                                         5,648,340
                        4,500,000   St. George Funding Co. LLC, 8.485% (a)(c)                                    4,987,323
                       10,000,000   Westpac Capital Trust III, 5.819% (a)(b)(c)                                 10,423,500
                                                                                                            --------------
                                                                                                               193,910,186
==========================================================================================================================
Consumer                1,000,000   MBNA Capital A, 8.278% due 12/01/2026                                        1,084,822
Finance--0.1%
==========================================================================================================================
Diversified            15,000,000   Agfirst Farm Credit Bank, 8.393% due 12/15/2016 (b)                         17,195,895
Financial              10,000,000   CIT Capital Trust I, 7.70% due 2/15/2027 (a)                                10,659,670
Services--5.2%          9,000,000   Farm Credit Bank of Texas Series 1, 7.561% (b)(c)                           10,185,750
                       10,000,000   Sun Life Canada US Capital Trust, 8.526% (a)(c)                             11,190,450
                                                                                                            --------------
                                                                                                                49,231,765
==========================================================================================================================
Electric               14,950,000   HL&P Capital Trust II Series B, 8.257% due 2/01/2037                        15,899,325
Utilities--2.7%         9,500,000   SWEPCO Capital I, 5.25% due 10/01/2043 (b)                                   9,500,693
                                                                                                            --------------
                                                                                                                25,400,018
==========================================================================================================================
Gas Utilities--0.6%     5,000,000   AGL Capital Trust I Series B, 8.17% due 6/01/2037                            5,522,950
==========================================================================================================================
Insurance--18.6%       24,175,000   AON Corp., 8.205% due 1/01/2027                                             27,935,083
                       21,300,000   Ace Capital Trust II, 9.70% due 4/01/2030                                   28,763,499
                       23,725,000   Axa, 8.60% due 12/15/2030                                                   31,668,438
                       15,000,000   Farmers Exchange Capital, 7.05% due 7/15/2028 (a)                           15,847,650
                       10,000,000   GE Global Insurance Holding Corp., 7.75% due 6/15/2030                      11,688,730
                        1,000,000   Genamerica Capital I, 8.525% due 6/30/2027 (a)                               1,119,229
                        6,066,000   ING Capital Funding TR III, 8.439% (b)(c)                                    7,152,008
                        1,000,000   Markel Capital Trust I Series B, 8.71% due 1/01/2046                         1,099,408
                        3,605,000   Oil Casualty Insurance Ltd., 8% due 9/15/2034 (a)                            3,808,690
                        7,000,000   Oil Insurance Ltd., 5.15% due 8/15/2033 (a)(b)                               7,070,910
                        6,325,000   Principal Life Insurance Company, 8% due 3/01/2044 (a)                       7,147,307
                       14,000,000   QBE Insurance Group Ltd., 5.647% due 7/01/2023 (a)(b)                       14,084,224
                        6,225,000   Transamerica Capital III, 7.625% due 11/15/2037                              7,196,965
                       10,000,000   Zurich Capital Trust I, 8.376% due 6/01/2037 (a)                            10,838,400
                                                                                                            --------------
                                                                                                               175,420,541
==========================================================================================================================
Multi-Utilities &      10,000,000   Dominion Capital Trust I, 7.83% due 12/01/2027                              11,118,300
Unregulated Power--    15,000,000   Dominion Resources Capital Trust III, 8.40% due 1/15/2031                   19,401,150
3.2%                                                                                                        --------------
                                                                                                                30,519,450
==========================================================================================================================
Oil & Gas--1.9%         5,000,000   KN Capital Trust I Series B, 8.56% due 4/15/2027 (a)                         5,491,815
                        1,750,000   KN Capital Trust III, 7.63% due 4/15/2028                                    1,968,414
                        9,850,000   Phillips 66 Capital Trust II, 8% due 1/15/2037 (a)                          10,801,412
                                                                                                            --------------
                                                                                                                18,261,641
==========================================================================================================================


12      SEMI-ANNUAL REPORTS       APRIL 30, 2005

     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Preferred Securities (continued)

                             Face
Industry+                  Amount   Capital Trusts                                                              Value
==========================================================================================================================
Thrifts & Mortgage                  Astoria Capital Trust I:
Finance--4.1%         $ 1,000,000         9.75% due 11/01/2029 (a)                                          $    1,200,000
                        5,000,000         Series B, 9.75% due 11/01/2029                                         6,050,000
                        5,760,000   Dime Capital Trust I Series A, 9.33% due 5/06/2027                           6,567,448
                       12,765,000   Greenpoint Capital Trust I, 9.10% due 6/01/2027                             14,573,609
                        3,005,000   ML Capital Trust I, 9.875% due 3/01/2027                                     3,379,207
                        5,775,000   Webster Capital Trust I, 9.36% due 1/29/2027 (a)                             6,532,091
                                                                                                            --------------
                                                                                                                38,302,355
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Capital Trusts (Cost--$503,604,816)--56.9%            537,653,728
==========================================================================================================================

                           Shares
                             Held   Preferred Stocks
==========================================================================================================================
Capital                    96,000   Goldman Sachs Group, Inc. Series A, 3.91%                                    2,401,920
Markets--2.5%             600,000   Lehman Brothers Holdings, Inc., 6.50%                                       15,960,000
                          100,000   Lehman Brothers Holdings, Inc. Series C, 5.94%                               5,165,000
                                                                                                            --------------
                                                                                                                23,526,920
==========================================================================================================================
Commercial                    150   BBVA Privanza International Ltd., 7.764% (a)                                15,937,500
Banks--8.9%               435,200   Banco Santander Central Hispano SA, 6.41%                                   11,047,117
                          137,579   First Republic Bank, 6.25%                                                   3,473,870
                            4,650   First Tennessee Bank NA, 3.90% (a)                                           4,638,375
                          166,800   Provident Financial Group, Inc., 7.75%                                       4,612,020
                          800,000   Royal Bank of Scotland Group Plc Series L, 5.75%                            19,432,000
                           23,000   SG Preferred Capital II, 6.302%                                             24,817,000
                                                                                                            --------------
                                                                                                                83,957,882
==========================================================================================================================
Diversified               320,000   Cobank ACB, 7%                                                              17,701,760
Financial
Services--1.9%
==========================================================================================================================
Electric                   14,000   Alabama Power Co., 5.83%                                                       351,400
Utilities--4.1%             8,200   Delmarva Power & Light, 4.56%                                                  764,137
                           80,000   Duquesne Light Co., 6.50%                                                    4,230,400
                           80,000   Interstate Power & Light Co. Series B, 8.375%                                2,720,000
                          140,000   Pacific Gas & Electric Co. Series A, 6%                                      3,563,000
                           15,562   South Carolina Electric & Gas Series B, 4.60%                                  785,395
                           63,900   Southern California Edison Co., 5.349%                                       6,447,913
                          200,000   TXU Corp. Series B, 7.24%                                                   20,280,000
                                                                                                            --------------
                                                                                                                39,142,245
==========================================================================================================================
Gas Utilities--1.8%       626,000   Southern Union Co., 7.55%                                                   16,745,500
==========================================================================================================================
Insurance--5.3%           880,000   ACE Ltd. Series C, 7.80%                                                    23,214,400
                           16,340   Zurich RegCaPS Funding Trust, 6.01% (a)(b)                                  16,549,356
                            9,800   Zurich RegCaPS Funding Trust, 6.58% (a)(b)                                  10,384,937
                                                                                                            --------------
                                                                                                                50,148,693
==========================================================================================================================
Thrifts & Mortgage      1,210,000   Fannie Mae, 7%                                                              67,192,873
Finance--8.4%             264,650   Fannie Mae Series L, 5.125%                                                 11,909,250
                                                                                                            --------------
                                                                                                                79,102,123
==========================================================================================================================
Wireless                   30,423   Centaur Funding Corp., 9.08%                                                41,052,036
Telecommunication
Services--4.3%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Preferred Stocks (Cost--$330,539,583)--37.2%          351,377,159
==========================================================================================================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              13

     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Preferred Securities (continued)

                           Shares
Industry+                    Held   Real Estate Investment Trusts                                               Value
==========================================================================================================================
Real Estate                         AMB Property Corp.:
Investment                117,800         Series L, 6.50%                                                   $    2,970,775
Trusts--27.0%             124,000         Series M, 6.75%                                                        3,145,880
                          251,400   Alexandria Real Estate Equities, Inc. Series C, 8.375%                       6,687,240
                          290,000   BRE Properties Series C, 6.75%                                               7,250,000
                          400,000   CBL & Associates Properties, Inc. Series C, 7.75%                           10,500,000
                          600,000   CarrAmerica Realty Corp. Series E, 7.50%                                    15,564,000
                            2,000   Centerpoint Properties Trust, 5.377%                                         1,987,500
                          200,000   Cousins Properties, Inc. Series A, 7.75%                                     5,006,260
                          780,000   Developers Diversified Realty Corp., 8%                                     20,365,800
                          280,000   Developers Diversified Realty Corp., 7.375%                                  7,081,200
                                    Duke Realty Corp.:
                          100,000         Series J, 6.625%                                                       2,496,880
                          270,000         Series K, 6.50%                                                        6,696,000
                          637,000   Equity Residential Series N, 6.48%                                          15,765,750
                            2,390   First Industrial Realty Trust, Inc., 6.263%                                  2,406,431
                            4,000   Firstar Realty LLC, 8.875% (a)                                               5,357,500
                          768,000   Health Care Property Investors, Inc. Series F, 7.10%                        19,576,320
                          172,800   Health Care REIT, Inc. Series F, 7.625%                                      4,336,209
                          684,700   Kimco Realty Corp. Series F, 6.65%                                          17,459,850
                        1,600,000   New Plan Excel Realty Trust Series E, 7.625%                                41,984,000
                                    PS Business Parks, Inc.:
                           72,000         Series K, 7.95%                                                        1,893,600
                           64,000         Series M, 7.20%                                                        1,600,000
                          320,000   Public Storage, Inc. Series X, 6.45%                                         7,856,000
                          607,550   Regency Centers Corp., 7.45%                                                15,857,055
                           58,000   Regency Centers Corp., 7.25%                                                 1,489,875
                           11,857   Sovereign Real Estate Investment Corp., 12%                                 16,836,940
                          145,000   Vornado Realty Trust Series E, 7%                                            3,697,500
                          130,000   Wachovia Corp. Series A, 7.25%                                               3,679,000
                          200,000   Weingarten Realty Investors Series D, 6.75%                                  5,268,000
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Real Estate Investment Trusts
                                    (Cost--$248,343,725)--27.0%                                                254,815,565
==========================================================================================================================

                             Face
                           Amount   Trust Preferreds
==========================================================================================================================
Aerospace &           $27,450,000   RC Trust I, 7% due 5/15/2006                                                28,222,059
Defense--3.0%
==========================================================================================================================
Capital Markets--0.1%     875,000   Lehman Brothers Holdings Capital Trust III, 6.375% due 3/15/2052               871,274
==========================================================================================================================
Communications          2,000,000   Corporate-Backed Trust Certificates, 8.375% due 11/15/2028                   2,109,989
Equipment--0.2%
==========================================================================================================================
Electric                6,750,000   Georgia Power Company, 5.90% due 4/15/2033                                   6,646,200
Utilities--1.7%         3,000,000   HECO Capital Trust III, 6.50% due 3/18/2034                                  3,145,160
                        5,000,000   Natural Rural Utilities Cooperative Finance Corporation, 6.75%
                                    due 2/15/2043                                                                5,046,281
                          397,425   PSEG Funding Trust II, 8.75% due 12/31/2032                                    427,559
                          950,000   Virginia Power Capital Trust II, 7.375% due 7/30/2042                          988,366
                                                                                                            --------------
                                                                                                                16,253,566
==========================================================================================================================
Gas Utilities--0.7%       500,000   Dominion-CNG Capital Trust I, 7.80% due 10/31/2041                             516,169
                        5,750,000   Southwest Gas Capital II, 7.70% due 9/15/2043                                6,141,440
                                                                                                            --------------
                                                                                                                 6,657,609
==========================================================================================================================


14      SEMI-ANNUAL REPORTS       APRIL 30, 2005

     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Preferred Securities (concluded)

                             Face
Industry+                  Amount   Trust Preferreds                                                            Value
==========================================================================================================================
Insurance--2.3%       $16,000,000   ABN AMRO North America Capital Funding Trust II, 3.065% (a)(b)(c)       $   15,660,405
                        1,000,000   Everest Re Capital Trust, 7.85% due 11/15/2032                               1,043,918
                        5,000,000   Lincoln National Capital VI Series F, 6.75% due 9/11/2052                    5,118,455
                                                                                                            --------------
                                                                                                                21,822,778
==========================================================================================================================
Thrifts & Mortgage     27,000,000   Countrywide Capital IV, 6.75% due 4/01/2033                                 27,169,462
Finance--3.5%           6,000,000   Dime Community Capital I, 7% due 4/14/2034                                   5,850,000
                                                                                                            --------------
                                                                                                                33,019,462
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Trust Preferreds (Cost--$107,933,215)--11.5%          108,956,737
==========================================================================================================================
                                    Total Investments in Preferred Securities
                                    (Cost--$1,190,421,339)--132.6%                                           1,252,803,189
==========================================================================================================================

                                    Corporate Bonds
==========================================================================================================================
Automobiles--1.0%       5,000,000   DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                        5,710,085
                        5,000,000   Ford Motor Co., 7.45% due 7/16/2031 (g)                                      4,108,710
                                                                                                            --------------
                                                                                                                 9,818,795
==========================================================================================================================
Diversified            29,000,000   General Motors Acceptance Corp., 8% due 11/01/2031                          24,401,673
Financial              15,000,000   Sigma Finance Corp., 5.768% due 8/15/2011 (j)                               15,000,000
Services--4.2%                                                                                              --------------
                                                                                                                39,401,673
==========================================================================================================================
Diversified            28,000,000   France Telecom SA, 8.75% due 3/01/2031                                      37,907,324
Telecommunication                   Sprint Capital Corp.:
Services--7.7%          2,000,000         6.90% due 5/01/2019                                                    2,234,798
                       24,000,000         8.75% due 3/15/2032                                                   32,272,296
                                                                                                            --------------
                                                                                                                72,414,418
==========================================================================================================================
Electric Utilities--   10,000,000   FirstEnergy Corp. Series B, 6.45% due 11/15/2011                            10,739,940
1.1%
==========================================================================================================================
Food Products--0.6%     4,800,000   Tyson Foods, Inc., 7% due 1/15/2028                                          5,377,464
==========================================================================================================================
Media--4.2%            10,000,000   Comcast Corp., 7.05% due 3/15/2033                                          11,686,630
                                    Time Warner, Inc.:
                        5,000,000         7.625% due 4/15/2031                                                   6,092,990
                       18,000,000         7.70% due 5/01/2032                                                   22,180,896
                                                                                                            --------------
                                                                                                                39,960,516
==========================================================================================================================
Multi-Utilities &      16,575,000   Duke Energy Field Services LLC, 8.125% due 8/16/2030                        21,654,127
Unregulated Power--
2.3%
==========================================================================================================================
Thrifts & Mortgage      8,000,000   Roslyn Real Estate Asset Corp. Series D, 6.50% (b)(c)                        8,040,000
Finance--0.9%
==========================================================================================================================
Wireless               28,000,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031                           38,185,112
Telecommunication
Services--4.0%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Corporate Bonds (Cost--$228,655,304)--26.0%           245,592,045
==========================================================================================================================

                     Face Amount/
              Beneficial Interest   Short-Term Securities
==========================================================================================================================
                      $16,100,000   Fannie Mae, 2.70% due 5/09/2005 (e)(f)                                      16,091,548
                      $ 4,400,000   Merrill Lynch Liquidity Series, LLC Money Market Series (h)(i)               4,400,000
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Short-Term Securities (Cost--$20,491,548)--2.2%        20,491,548
==========================================================================================================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              15

     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

                        Number of
                        Contracts   Put Options Purchased                                                       Value
==========================================================================================================================
                              800   U.S. Treasury Bond Future, expiring May 2005 at $107, Broker
                                    Greenwich Capital Markets, Inc.                                         $       12,500
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Put Options Purchased
                                    (Premiums Paid--$227,992)--0.0%                                                 12,500
==========================================================================================================================
Total Investments (Cost--$1,439,796,183*)--160.8%                                                            1,518,899,282

Liabilities in Excess of Other Assets--(2.6%)                                                                  (24,133,250)

Preferred Stock, at Redemption Value--(58.2%)                                                                 (550,084,410)
                                                                                                            --------------
Net Assets Applicable to Common Stock--100.0%                                                               $  944,681,622
                                                                                                            ==============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more ely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this ort which may combine such industry sub-classifications for reporting ease.
* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income purposes, were as follows:

      Aggregate cost, including options ......................   $1,446,102,145
                                                                 ==============
      Gross unrealized appreciation ..........................   $   89,607,519
      Gross unrealized depreciation ..........................      (16,810,382)
                                                                 --------------
      Net unrealized appreciation ............................   $   72,797,137
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c)   The security is a perpetual bond and has no definite maturity date.
(d)   Depositary Receipts.
(e) Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(f) All or a portion of security held as collateral in connection with open financial futures contracts.
(g)   Security, or a portion of security, is on loan.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------------
                                                                     Net      Interest
      Affiliate                                                    Activity    Income
      --------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I             --  $ 91,441
      Merrill Lynch Liquidity Series, LLC Money Market Series    $ 4,400,000  $  1,763
      --------------------------------------------------------------------------------

(i)   Security was purchased with the cash proceeds from securities loans.
(j) Restricted securities as to resale, representing 1.6% of net assets, were as follows:

                                                 Acquisition
      Issue                                          Date        Cost         Value
      --------------------------------------------------------------------------------
      Sigma Finance Corp., 5.768% due 8/15/2011   2/13/2004   $15,000,000  $15,000,000
      --------------------------------------------------------------------------------


16      SEMI-ANNUAL REPORTS       APRIL 30, 2005

     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Swaps outstanding as of April 30, 2005 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Unrealized
                                                                                                   Notional         Appreciation
                                                                                                    Amount         (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of
       1.3275% Broker, JPMorgan Chase Bank
       Expires June 2005                                                                         $125,000,000        $   398,010

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.33%
       Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2005                                                                         $125,000,000            367,069

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.32%
       Broker, UBS Warburg
       Expires June 2005                                                                         $ 25,000,000             73,817

      Receive a variable rate equal to 1-month USD LIBOR and pay a fixed rate of 1.31%
       Broker, UBS Warburg
       Expires June 2005                                                                         $150,000,000            445,967

      Bought credit default protection on Ford Motor Co. and pay 3.25%
       Broker, JPMorgan Chase Bank
       Expires March 2010                                                                        $  5,000,000            564,945

      Bought credit default protection on General Motors Acceptance Corporation and pay 3.80% Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2010                                                                        $  5,000,000            435,760

      Bought credit default protection on Ford Motor Credit Company and pay 5.70%
       Broker, Lehman Brothers Special Finance
       Expires June 2010                                                                         $  4,950,000           (176,834)

      Bought credit default protection on General Motors Acceptance Corporation and pay 6.90%
       Broker, Lehman Brothers Special Finance
       Expires June 2010                                                                         $  4,950,000           (121,102)

      Sold credit default protection on Ford Motor Credit Company and receive 5.25%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $  4,950,000             88,808

      Sold credit default protection on General Motors Acceptance Corporation and receive 6.375%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $  4,950,000             24,008

      Bought credit default protection on General Motors Corp. and pay 4.60%
       Broker, JPMorgan Chase Bank
       Expires June 2010                                                                         $ 24,000,000          1,475,904

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.846% Broker, UBS Warburg
       Expires July 2010                                                                         $160,000,000         (3,578,080)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.1275% Broker, Deutsche Bank AG London
       Expires February 2012                                                                     $200,000,000         (2,422,660)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 4.14%
       Broker, Lehman Brothers Special Finance
       Expires February 2012                                                                     $200,000,000         (2,273,391)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       4.683% Broker, Morgan Stanley Capital Services, Inc.
       Expires January 2015                                                                      $ 18,880,000            130,783

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.604% Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2015                                                                         $300,000,000        (23,127,000)


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              17

Schedule of Investments (concluded)
     Preferred Income Strategies Fund, Inc.                    (in U.S. dollars)

Swaps outstanding as of April 30, 2005 (concluded):

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Unrealized
                                                                                                   Notional         Appreciation
                                                                                                    Amount         (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.051% Broker, JPMorgan Chase Bank
       Expires June 2015                                                                         $160,000,000       $ (5,261,440)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.085% Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2020                                                                        $ 33,500,000            983,825

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.26405% Broker, Morgan Stanley Capital Services, Inc.
       Expires July 2025                                                                         $ 82,080,000         (3,352,229)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.258% Broker, Morgan Stanley Capital Services, Inc.
       Expires September 2025                                                                    $102,500,000         (3,779,072)

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.256% Broker, Morgan Stanley Capital Services, Inc.
       Expires January 2035                                                                      $ 56,400,000          2,428,185

      Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of
       5.225% Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2035                                                                        $ 60,500,000          2,315,585
      ---------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                         $(34,359,142)
                                                                                                                    ============

      Financial futures contracts sold as of April 30, 2005 were as follows:

      ------------------------------------------------------------------------------------
      Number of                                                   Face         Unrealized
      Contracts            Issue              Expiration Date     Value       Depreciation
      ------------------------------------------------------------------------------------
       2,027     10-Year U.S. Treasury Notes     June 2005     $223,154,157  $ (2,697,984)
         800     30-Year U.S. Treasury Bonds     June 2005     $ 89,664,168    (2,210,832)
      ------------------------------------------------------------------------------------
      Total                                                                  $ (4,908,816)
                                                                             ============

      See Notes to Financial Statements.


18      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Statements of Net Assets

                                                                                        Preferred and      Preferred
                                                                                      Corporate Income       Income
                                                                                         Strategies        Strategies
As of April 30, 2005                                                                     Fund, Inc.        Fund, Inc.
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value*+++ .......    $  384,532,607    $1,514,486,782
                       Investments in affiliated securities, at value** ...........                --         4,400,000
                       Options purchased, at value*** .............................             3,125            12,500
                       Interest receivable**** ....................................         4,545,139        16,837,018
                       Receivable for securities sold .............................           946,818         3,958,977
                       Receivable for swaps .......................................           751,227           477,506
                       Dividends receivable .......................................           266,277           941,743
                       Receivable for variation margin ............................            87,000           656,750
                       Receivable for securities lending ..........................                --             1,763
                       Prepaid expenses and other assets ..........................            12,847            78,637
                                                                                       --------------------------------
                       Total assets ...............................................       391,145,040     1,541,851,676
                                                                                       --------------------------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ..................                --         4,400,000
                       Unrealized depreciation on swaps ...........................        11,522,767        34,359,142
                       Payable to custodian bank ..................................         1,407,992         2,969,695
                       Payable for securities purchased ...........................           887,838         3,528,662
                       Dividends payable to Common Stock shareholders .............           262,876           950,127
                       Payable to investment adviser ..............................           173,064           687,990
                       Payable to other affiliates ................................             4,235            16,730
                       Accrued expenses and other liabilities .....................            40,290           173,298
                                                                                       --------------------------------
                       Total liabilities ..........................................        14,299,062        47,085,644
                                                                                       --------------------------------
=======================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share+ of AMPS@ at $25,000 per share liquidation preference       136,540,868       550,084,410
                                                                                       --------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ......................    $  240,305,110    $  944,681,622
                                                                                       ================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              19

Statements of Net Assets (concluded)

                                                                                       Preferred and       Preferred
                                                                                      Corporate Income      Income
                                                                                         Strategies        Strategies
As of April 30, 2005                                                                     Fund, Inc.        Fund, Inc.
=======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Accumulated distributions in excess of investment income--net   $     (552,420)   $   (4,238,174)
                       Accumulated realized capital losses--net ...................       (10,056,711)      (53,487,879)
                       Unrealized appreciation--net ...............................         7,436,093        39,835,141
                                                                                       --------------------------------
                       Total accumulated losses--net ..............................        (3,173,038)      (17,890,912)
                                                                                       --------------------------------
                       Common Stock, par value $.10 per share++ ...................         1,027,919         4,059,307
                       Paid-in capital in excess of par ...........................       242,450,229       958,513,227
                                                                                       --------------------------------
                       Net Assets .................................................    $  240,305,110    $  944,681,622
                                                                                       ================================
                       Net asset value per share of Common Stock ..................    $        23.38    $        23.27
                                                                                       --------------------------------
                       Market price ...............................................    $        21.22    $        21.15
                                                                                       --------------------------------
                          * Identified cost for unaffiliated securities ...........    $  364,703,645    $1,435,168,191
                                                                                       ================================
                         ** Identified cost for affiliated securities .............                --    $    4,400,000
                                                                                       ================================
                        *** Premiums paid .........................................    $       56,998    $      227,992
                                                                                       ================================
                       **** Interest from affiliates ..............................    $        9,146    $       40,152
                                                                                       ================================
                          + Preferred Stock authorized, issued and outstanding:
                              Series M7 Shares ....................................             2,730             2,800
                                                                                       --------------------------------
                              Series T7 Shares ....................................             2,730             2,800
                                                                                       --------------------------------
                              Series W7 Shares ....................................                --             2,800
                                                                                       --------------------------------
                              Series TH7 Shares ...................................                --             2,800
                                                                                       --------------------------------
                              Series F7 Shares ....................................                --             2,800
                                                                                       --------------------------------
                              Series W28 Shares ...................................                --             4,000
                                                                                       --------------------------------
                              Series TH28 Shares ..................................                --             4,000
                                                                                       --------------------------------
                         ++ Common Stock issued and outstanding ...................        10,279,189        40,593,071
                                                                                       ================================
                        +++ Securities on loan ....................................                --    $    4,108,700
                                                                                       ================================

@    Auction Market Preferred Stock.

     See Notes to Financial Statements.


20      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Statements of Operations

                                                                                       Preferred and        Preferred
                                                                                      Corporate Income       Income
                                                                                         Strategies        Strategies
For the Six Months Ended April 30, 2005                                                  Fund, Inc.        Fund, Inc.
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest* ..................................................    $    8,971,279    $   30,296,273
                       Dividends ..................................................         3,486,210        16,795,460
                       Securities lending--net ....................................                --             1,763
                                                                                       --------------------------------
                       Total income ...............................................        12,457,489        47,093,496
                                                                                       --------------------------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................         1,144,412         4,527,956
                       Commission fees ............................................           175,680           709,176
                       Accounting services ........................................            68,888           212,803
                       Transfer agent fees ........................................            32,346            82,564
                       Professional fees ..........................................            30,880            43,240
                       Printing and shareholder reports ...........................            17,012            41,890
                       Trustees' fees and expenses ................................            15,180            48,372
                       Custodian fees .............................................            11,546            33,205
                       Listing fees ...............................................            10,476            23,778
                       Pricing fees ...............................................             3,648             4,845
                       Other ......................................................            18,675            23,357
                                                                                       --------------------------------
                       Total expenses .............................................         1,528,743         5,751,186
                                                                                       --------------------------------
                       Investment income--net .....................................        10,928,746        41,342,310
                                                                                       --------------------------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ........................................        (2,202,193)       (7,380,009)
                          Futures contracts and swaps--net ........................           734,607         4,762,179
                                                                                       --------------------------------
                       Total realized loss--net ...................................        (1,467,586)       (2,617,830)
                                                                                       --------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ........................................           207,110         5,138,178
                          Futures contracts and swaps--net ........................          (834,093)       (4,635,311)
                                                                                       --------------------------------
                       Total change in unrealized appreciation/depreciation--net ..          (626,983)          502,867
                                                                                       --------------------------------
                       Total realized and unrealized loss--net ....................        (2,094,569)       (2,114,963)
                                                                                       --------------------------------
=======================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................        (1,741,904)       (6,925,142)
                                                                                       --------------------------------
                       Net Increase in Net Assets Resulting from Operations .......    $    7,092,273    $   32,302,205
                                                                                       ================================
                        * Interest from affiliates ................................    $       22,487    $       91,441
                                                                                       ================================

     See Notes to Financial Statements.


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              21

Statements of Changes in Net Assets
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                                         For the Six         For the
                                                                                        Months Ended       Year Ended
                                                                                          April 30,        October 31,
Increase (Decrease) in Net Assets:                                                          2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $   10,928,746    $   22,521,477
                       Realized loss--net .........................................        (1,467,586)       (8,097,410)
                       Change in unrealized appreciation/depreciation--net ........          (626,983)          887,799
                       Dividends to Preferred Stock shareholders ..................        (1,741,904)       (1,892,108)
                                                                                       --------------------------------
                       Net increase in net assets resulting from operations .......         7,092,273        13,419,758
                                                                                       --------------------------------
=======================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................       (10,279,209)      (20,558,419)
                                                                                       --------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders .................................       (10,279,209)      (20,558,419)
                                                                                       --------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets applicable to Common Stock ....        (3,186,936)       (7,138,661)
                       Beginning of period ........................................       243,492,046       250,630,707
                                                                                       --------------------------------
                       End of period* .............................................    $  240,305,110    $  243,492,046
                                                                                       ================================
                          * Undistributed (accumulated distributions in excess
                             of) investment income--net ...........................    $     (552,420)   $      539,947
                                                                                       ================================

     See Notes to Financial Statements.

Statements of Changes in Net Assets       Preferred Income Strategies Fund, Inc.

                                                                                         For the Six         For the
                                                                                        Months Ended       Year Ended
                                                                                          April 30,        October 31,
Increase (Decrease) in Net Assets:                                                          2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $   41,342,310    $   86,983,438
                       Realized loss--net .........................................        (2,617,830)      (64,731,102)
                       Change in unrealized appreciation/depreciation--net ........           502,867        32,642,935
                       Dividends and distributions to Preferred Stock shareholders         (6,925,142)       (7,473,764)
                                                                                       --------------------------------
                       Net increase in net assets resulting from operations .......        32,302,205        47,421,507
                                                                                       --------------------------------
=======================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................       (40,593,155)      (86,340,486)
                       Realized gain--net .........................................                --        (3,830,687)
                                                                                       --------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Stock shareholders ................       (40,593,155)      (90,171,173)
                                                                                       --------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets applicable to Common Stock ....        (8,290,950)      (42,749,666)
                       Beginning of period ........................................       952,972,572       995,722,238
                                                                                       --------------------------------
                       End of period* .............................................    $  944,681,622    $  952,972,572
                                                                                       ================================
                          * Undistributed (accumulated distributions in excess of)
                             investment income--net ...............................    $   (4,238,174)   $    1,937,813
                                                                                       ================================

     See Notes to Financial Statements.


22      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Financial Highlights        Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                              For the Period
                                                                             For the Six          For the        August 1,
                                                                            Months Ended        Year Ended       2003+ to
The following per share data and ratios have been derived                     April 30,         October 31,     October 31,
from information provided in the financial statements.                          2005               2004            2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ........          $  23.69           $  24.38           $  23.88
                                                                              ----------------------------------------------
                       Investment income--net ......................              1.06               2.19                .39
                       Realized and unrealized gain (loss)--net ....              (.20)              (.70)               .67
                       Less dividends to Preferred Stock shareholders
                        from investment income--net ................              (.17)              (.18)              (.03)
                                                                              ----------------------------------------------
                       Total from investment operations ............               .69               1.31               1.03
                                                                              ----------------------------------------------
                       Less dividends to Common Stock shareholders from
                        investment income--net .....................             (1.00)             (2.00)              (.33)
                                                                              ----------------------------------------------
                       Offering costs resulting from the issuance of
                        Common Stock ...............................                --                 --               (.04)
                                                                              ----------------------------------------------
                       Offering and underwriting costs resulting from
                        the issuance of Preferred Stock ............                --                 --               (.16)
                                                                              ----------------------------------------------
                       Net asset value, end of period ..............          $  23.38           $  23.69           $  24.38
                                                                              ==============================================
                       Market price per share, end of period .......          $  21.22           $  22.84           $  23.60
                                                                              ==============================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..........              3.21%@             5.86%              3.53%@
                                                                              ==============================================
                       Based on market price per share .............             (2.84%)@            5.44%             (4.33%)@
                                                                              ==============================================
============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver*** ............              1.25%*             1.26%               .49%*
                                                                              ==============================================
                       Total expenses*** ...........................              1.25%*             1.27%              1.11%*
                                                                              ==============================================
                       Total investment income--net*** .............              8.91%*             9.04%              6.79%*
                                                                              ==============================================
                       Amount of dividends to Preferred Stock
                        shareholders ...............................              1.42%*              .76%               .50%*
                                                                              ==============================================
                       Investment income--net, to Common Stock
                        shareholders ...............................              7.49%*             8.28%              6.29%*
                                                                              ==============================================
============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders ...              2.56%*             1.39%              1.11%*
                                                                              ==============================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              23

Financial Highlights (concluded)
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                              For the Period
                                                                             For the Six         For the         August 1,
                                                                            Months Ended       Year Ended        2003+ to
The following per share data and ratios have been derived                    April 30,         October 31,      October 31,
from information provided in the financial statements.                         2005               2004             2003
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end of
                        period (in thousands) ......................          $240,305           $243,492           $250,631
                                                                              ==============================================
                       Preferred Stock outstanding, end of period
                        (in thousands) .............................          $136,500           $136,500           $136,500
                                                                              ==============================================
                       Portfolio turnover ..........................             13.21%             27.11%             11.51%
                                                                              ==============================================
============================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...................          $  2,760           $  2,784           $  2,836
                                                                              ==============================================
============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
----------------------------------------------------------------------------------------------------------------------------
                       Series M7--Investment income--net ...........          $    321           $    347           $     55
                                                                              ==============================================
                       Series T7--Investment income--net ...........          $    317           $    346           $     50
                                                                              ==============================================

*    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.
+    Commencement of operations.
++   The Fund's Preferred Stock was issued on August 26, 2003.
@    Aggregate total investment return.

     See Notes to Financial Statements.


24      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Financial Highlights                      Preferred Income Strategies Fund, Inc.

                                                                                                              For the Period
                                                                             For the Six          For the        March 28,
                                                                            Months Ended        Year Ended       2003+ to
The following per share data and ratios have been derived                     April 30,         October 31,     October 31,
from information provided in the financial statements.                          2005               2004            2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ........          $  23.48           $  24.53           $  23.88
                                                                              ----------------------------------------------
                       Investment income--net ......................              1.02@@             2.14@@             1.14
                       Realized and unrealized gain (loss)--net ....              (.06)              (.78)               .61
                       Less dividends and distributions to Preferred
                        Stock shareholders:
                          Investment income--net ...................              (.17)              (.18)              (.07)
                          Realized gain--net .......................                --               (.01)                --
                                                                              ----------------------------------------------
                       Total from investment operations ............               .79               1.17               1.68
                                                                              ----------------------------------------------
                       Less dividends and distributions to Common
                        Stock shareholders:
                          Investment income--net ...................             (1.00)             (2.13)              (.87)
                          Realized gain--net .......................                --               (.09)                --
                                                                              ----------------------------------------------
                       Total dividends and distributions to Common
                        Stock shareholders .........................             (1.00)             (2.22)              (.87)
                                                                              ----------------------------------------------
                       Offering costs resulting from the issuance of
                        Common Stock ...............................                --                 --               (.01)
                                                                              ----------------------------------------------
                       Offering and underwriting costs resulting
                        from the issuance of Preferred Stock .......                --                 --               (.15)
                                                                              ----------------------------------------------
                       Net asset value, end of period ..............          $  23.27           $  23.48           $  24.53
                                                                              ==============================================
                       Market price per share, end of period .......          $  21.15           $  22.87           $  23.69
                                                                              ==============================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..........              3.66%@             5.22%              6.47%@
                                                                              ==============================================
                       Based on market price per share .............             (3.27%)@            6.12%            (1.80%)@
                                                                              ==============================================
============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver*** ............              1.20%*             1.19%               .79%*
                                                                              ==============================================
                       Total expenses*** ...........................              1.20%*             1.19%              1.05%*
                                                                              ==============================================
                       Total investment income--net*** .............              8.61%*             8.93%              8.31%*
                                                                              ==============================================
                       Amount of dividends to Preferred Stock
                        shareholders ...............................              1.44%*              .74%               .49%*
                                                                              ==============================================
                       Investment income--net, to Common Stock
                        shareholders ...............................              7.17%*             8.19%              7.82%*
                                                                              ==============================================
============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders ...              2.53%*             1.32%              1.05%*
                                                                              ==============================================


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              25

Financial Highlights (concluded)          Preferred Income Strategies Fund, Inc.

                                                                                                              For the Period
                                                                             For the Six         For the         March 28,
                                                                            Months Ended       Year Ended        2003+ to
The following per share data and ratios have been derived                    April 30,         October 31,      October 31,
from information provided in the financial statements.                         2005               2004             2003
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end of
                        period (in thousands) ......................          $944,682           $952,973           $995,722
                                                                              ==============================================
                       Preferred Stock outstanding, end of period
                        (in thousands) .............................          $550,000           $550,000           $550,000
                                                                              ==============================================
                       Portfolio turnover ..........................             13.03%             22.56%             27.31%
                                                                              ==============================================
============================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...................          $  2,718           $  2,733           $  2,810
                                                                              ==============================================
============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
----------------------------------------------------------------------------------------------------------------------------
                       Series M7--Investment income--net ...........          $    321           $    330           $    127
                                                                              ==============================================
                       Series T7--Investment income--net ...........          $    318           $    329           $    122
                                                                              ==============================================
                       Series W7--Investment income--net ...........          $    313           $    327           $    122
                                                                              ==============================================
                       Series TH7--Investment income--net ..........          $    325           $    320           $    184
                                                                              ==============================================
                       Series F7--Investment income--net ...........          $    307           $    326           $    125
                                                                              ==============================================
                       Series W28--Investment income--net ..........          $    286           $    338           $    105
                                                                              ==============================================
                       Series TH28--Investment income--net .........          $    337           $    324           $     95
                                                                              ==============================================

*    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***  Do not reflect the effect of dividends to Preferred Stock shareholders.
+    Commencement of operations.
++   The Fund's Preferred Stock was issued on May 16, 2003.
@    Aggregate total investment return.
@@   Based on average shares outstanding.

     See Notes to Financial Statements.


26      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for Preferred and Corporate Income Strategies Fund, Inc. and PSY for Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by each Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

Equity securities that are held by the Funds, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Funds' Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Funds' Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              27
      is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. Agreements are valued daily based upon quotations from market makers and changes in value are recorded as unrealized appreciation (depreciation). These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


28      SEMI-ANNUAL REPORTS       APRIL 30, 2005
default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- Each Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily (for Preferred and Corporate Income Strategies Fund, Inc.) and weekly (for Preferred Income Strategies Fund, Inc.) net assets, (including proceeds from the issuance of Preferred Stocks) plus the proceeds of any outstanding borrowings used for leverage.

Each Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2005, MLIM, LLC received $815 in securities lending agent fees for the Preferred Income Strategies Fund, Inc.

For the six months ended April 30, 2005, each Fund reimbursed FAM $4,078 in Preferred and Corporate Income Strategies Fund, Inc. and $16,360 in Preferred Income Strategies Fund, Inc., for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                           Preferred and             Preferred
                                          Corporate Income             Income
                                             Strategies              Strategies
                                             Fund, Inc.              Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ..........................  $55,385,453             $203,920,573
Total Sales ..............................  $50,530,212             $195,923,109
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                           Preferred and             Preferred
                                          Corporate Income             Income
                                             Strategies              Strategies
                                             Fund, Inc.              Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ................................     3.08%                    3.10%
Series T7 ................................     3.10%                    3.10%
Series W7 ................................       --                     3.08%
Series TH7 ...............................       --                     3.15%
Series F7 ................................       --                     3.10%
Series W28 ...............................       --                     3.19%
Series TH28 ..............................       --                     3.30%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
Fund                                                                 Commissions
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ..............     $135,383
Preferred Income Strategies Fund, Inc. ............................     $259,617
--------------------------------------------------------------------------------


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              29

Notes to Financial Statements (concluded)

5. Capital Loss Carryforward:

Preferred and Corporate Income Strategies Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $11,519,762, of which $1,276,621 expires in 2011 and $10,243,141 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.

Preferred Income Strategies Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $62,733,648, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

Each Fund paid an ordinary income dividend to holders of Common Stock on May 31, 2005 to shareholders of record on May 13, 2005. The amount of the ordinary income dividend was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
Fund                                                                    Amount
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ................   $.166667
Preferred Income Strategies Fund, Inc. ..............................   $.166667
--------------------------------------------------------------------------------


30      SEMI-ANNUAL REPORTS       APRIL 30, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President
Thomas Musmanno, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Director of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. The Funds' Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Funds.
--------------------------------------------------------------------------------

================================================================================
Investment Objectives
--------------------------------------------------------------------------------

NYSE Symbol       Preferred and Corporate Income Strategies Fund, Inc. seeks to
PSY               provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

NYSE Symbol       Preferred Income Strategies Fund, Inc. seeks to provide
PSY               shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.

================================================================================
Electronic Delivery
--------------------------------------------------------------------------------

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        SEMI-ANNUAL REPORTS       APRIL 30, 2005                              31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

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Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #PCPIS -- 4/05

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Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

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12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred and Corporate Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 20, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Preferred and Corporate Income Strategies Fund, Inc.

Date: June 20, 2005